                                                                    EXHIBIT 99.1

W. Phillip Marcum                              Philip Bourdillon/Gene Heller
Chairman and CEO                               Silverman Heller Associates
303-785-8080                                   310-208-2550

                          METRETEK TECHNOLOGIES REPORTS
                         RECORD REVENUES AND NET INCOME
                       IN ITS SECOND-QUARTER 2005 RESULTS


DENVER - AUGUST 12, 2005 - For the three months ended June 30, 2005, METRETEK TECHNOLOGIES, INC. (AMEX: MEK) reported its highest ever quarterly revenues of $14.0 million and record net income of $934,000, or $0.08 per basic share, on
12.3 million weighted average common shares outstanding. In the comparable period a year ago, the Company reported revenues of $8.4 million and net income of $43,000, or $(0.07) per basic share, on 9.2 million weighted average common shares outstanding. Net income for the second quarter of 2004 included income from continuing operations of $348,000, and a loss from discontinued operations of $305,000. Additionally, the $(0.07) loss per share calculation for the second quarter of 2004 included a $711,000 expense for deemed distributions on the Company's series B Preferred Stock, which was retired in December 2004.

The Company also reported record revenues for the six months ended June 30, 2005 of $21.8 million, income from continuing operations of $956,000, and net income of $656,000, compared to revenues of $16.8 million, income from continuing operations of $687,000, and net income of $47,000 in the first six months of 2004. Net income for the six month periods ended June 30, 2005 and June 30, 2004 included losses from discontinued operations of $300,000 and $640,000, respectively, related to the disposition of Metretek Florida's contract manufacturing business.

According to W. Phillip Marcum, president and chief executive officer, "Our stakeholders are beginning to see the results of operational and financial restructuring efforts that were completed last year. We are especially pleased with the strong growth of PowerSecure's business, which accounted for almost 70% of second-quarter revenues. PowerSecure continues to expand its geographic marketing with a product mix that includes both distributed generation turnkey systems and shared-savings projects."

PowerSecure has completed 222 turnkey projects since its inception in late 2000, with approximately one third of these projects finalized during the first half of 2005. Marcum noted that "PowerSecure's growth strategies are proving successful, as demonstrated by the accelerating project completions during the first half of this year." Marcum added that "we are also seeing our shared savings products and monitoring services take hold." Revenues from these two product categories grew 560% to $286,000 in the second quarter of 2005 from $51,000 in the second quarter of 2004.

Marcum also noted the strong performance of Southern Flow. "This operation has been the backbone of our Company for many years, and continues to produce solid and admirable operational growth. Southern Flow has an active client list of over 1,000 domestic natural gas production companies. Natural gas prices remain strong and are driving increases in natural gas field activities and domestic drilling permits. This, in turn, directly affects demand, both onshore and offshore, for the measurement and field services provided by Southern Flow."

"At Metretek Florida," Marcum added, "we continue to be very encouraged by the activity and enthusiasm we are seeing for our InvisiConnect cellular IP product solutions. In the last year, 30 customers have purchased and deployed approximately 340 units that incorporate this technology. These units have been placed into applications both within our traditional natural gas and electricity distribution markets, as well as in applications for new market segments, such as traffic control, broadcast tower monitoring, storage tank monitoring, and food and beverage vending. Virtually all of these applications are trial applications that could result in much larger product orders if the customers are satisfied with the results of the trials."

According to Marcum, the second-quarter results reinforce the Company's previously stated expectation that 2005 revenues will be in the range of $41 million to $42 million, with net income (from continuing operations) of approximately $3.0 million, or approximately $0.25 per basic share.

Adjusted EBITDA:
Adjusted EBITDA for the six months ended June 30, 2005 was $1,638,000, as compared to $1,284,000 for the six months ended June 30, 2004, a $354,000 increase.

As computed by the Company, adjusted EBITDA is a non-GAAP financial measure (as such term is defined by the Securities and Exchange Commission) computed as income from continuing operations before interest and finance charges, income taxes, depreciation and amortization, and minority interest.

By eliminating certain expenses not necessarily indicative of the results of the Company's core operations, management believes that adjusted EBITDA offers a useful tool to measure and monitor the Company's operating performance, and provides meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results. Adjusted EBITDA is also used by management to assist in planning and forecasting future operations. However, adjusted EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Adjusted EBITDA should be considered only as a supplement to, and not as a substitute for or in isolation from, other measures of financial performance and liquidity reported in accordance with generally accepted accounting principles ("GAAP"), such as net income.

Conference Call and Webcast:
At 10 a.m. MDT (noon EDT) today, August 12, the Company will hold a teleconference to discuss the financial results and future plans and prospects. To participate in the teleconference, please call 800-291-8929 (or 706-634-0478 for international callers) approximately 10 minutes prior to the start time and indicate that you are dialing in to the Metretek Technologies conference call.

This call is being Webcast and can be accessed live via the Internet at the Company's website, www.metretek.com; to access the call, click on the "Investor Info" button and then click on the icon for the "2005 second-quarter results teleconference." The Webcast player will open following completion of a brief registration process. The Webcast will also be available at www.earnings.com; to access the call, type in Metretek's stock symbol, MEK, in the top right corner of the home page to be taken to the Company's webcast page. These websites will host an archive of the teleconference. Additionally, a playback of the call will be available for 48 hours beginning at 1:30 p.m. MDT on August 12; you may access the playback by calling 800-642-1687 (or for international callers 706-645-9291) and providing Conference ID number 8459532.

About Metretek Technologies:
Metretek Technologies, Inc. through its subsidiaries -- Southern Flow Companies, Inc.; PowerSecure, Inc.; and Metretek, Incorporated (Metretek Florida) -- is a diversified provider of energy measurement products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

Safe-Harbor Statement:
All forward-looking statements contained in this press release, including statements as to future expectations for business operations and 2005 revenue and net income forecasts, are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other


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
than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries; the outlook for consolidated revenues and earnings in 2005; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; statements about raising additional capital; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to develop and market its products and services and to deliver anticipated benefits to its customers; the Company's ability to obtain and maintain sufficient capital and liquidity on favorable terms to meet its operating, working capital and debt service requirements and other capital commitments and contingencies and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the ability of Company to continue the development and growth of PowerSecure and to manage the same; the markets for the products and services of Metretek Florida, and management's expectations of any strengthening thereof; the effects of competition in the Company's markets; customer and industry demand and preferences and purchasing patterns; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain key contracts, relationships and alliances and to make successful acquisitions; the effects of pending and future litigation, claims and disputes; changes in the energy industry generally and in the natural gas and electricity industries in particular, including price levels; general economic, market and business conditions; the effects of international conflicts and terrorism; and other risks, uncertainties and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2004 and subsequently filed reports on Form 10-Q and Form 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

                            (financial tables follow)


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


                           METRETEK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

                                                  Second Quarter Ended             Six Months Ended
                                                        June 30,                        June 30,
                                                  2005            2004            2005            2004
                                              ------------    ------------    ------------    ------------
Total revenues                                $ 14,035,761    $  8,372,798    $ 21,846,398    $ 16,787,108
Total costs and expenses                        13,420,839       8,198,229      21,682,411      16,555,382
                                              ------------    ------------    ------------    ------------
Operating income                                   614,922         174,569         163,987         231,726
Minority interest                                  (45,441)        (67,264)       (116,565)       (141,774)
Income taxes                                          --           (12,016)        (13,285)        (23,971)
Equity income                                      364,786         252,614         922,041         621,033
                                              ------------    ------------    ------------    ------------
Income from continuing operations                  934,267         347,903         956,178         687,014
Loss on discontinued operations                       --          (305,094)       (300,000)       (639,880)
                                              ------------    ------------    ------------    ------------
Net income                                    $    934,267    $     42,809    $    656,178    $     47,134
                                              ============    ============    ============    ============

BASIC EARNINGS (LOSS) PER COMMON SHARE:
   Income (loss) from continuing operations   $       0.08    $      (0.04)   $       0.08    $      (0.03)
   Loss from discontinued operations                  0.00           (0.03)          (0.03)          (0.09)
                                              ------------    ------------    ------------    ------------
   Income (loss) per common share             $       0.08    $      (0.07)   $       0.05    $      (0.12)
                                              ============    ============    ============    ============

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
   Income (loss) from continuing operations   $       0.07    $      (0.04)   $       0.07    $      (0.03)
   Loss from discontinued operations                  0.00           (0.03)          (0.02)          (0.09)
                                              ------------    ------------    ------------    ------------
   Income (loss) per common share             $       0.07    $      (0.07)   $       0.05    $      (0.12)
                                              ============    ============    ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING,
   BASIC                                        12,258,782       9,217,416      12,226,928       7,664,681
                                              ============    ============    ============    ============
   DILUTED                                      12,781,075       9,217,416      12,757,620       7,664,681
                                              ============    ============    ============    ============

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

                                                          June 30,    December 31,
                                                            2005          2004
                                                        -----------   -----------
Total current assets                                    $17,976,377   $15,394,937
Property, plant and equipment, net                        3,173,087     2,737,130
Total other assets                                       11,759,002    12,078,849
                                                        -----------   -----------

Total assets                                            $32,908,466   $30,210,916
                                                        ===========   ===========

Total current liabilities                               $13,051,188   $10,278,052
Long-term notes payable and capital lease obligations     5,780,930     6,082,159
Liabilities of discontinued operations                      213,332       843,649
Minority interest in subsidiaries                           151,232        89,792
Total stockholders' equity                               13,711,784    12,917,264
                                                        -----------   -----------

Total liabilities and stockholders' equity              $32,908,466   $30,210,916
                                                        ===========   ===========

                                    - more -


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


                           METRETEK TECHNOLOGIES, INC.


                 RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME


In accordance with Regulation G, set forth below is a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to income from continuing operations, its most directly comparable financial measure computed in accordance with GAAP.

                                       Second Quarter Ended       Six Months Ended
                                             June 30,                 June 30,
                                        2005         2004         2005         2004
                                     ----------   ----------   ----------   ----------

Income from continuing operations    $  934,267    $347,903   $  956,178   $  687,014
Add back:
     Interest and finance charges       146,642      87,762      293,840      167,951
     Income taxes                          --        12,016       13,285       23,971
     Depreciation and amortization      133,564     133,704      258,005      263,659
     Minority interest                   45,441      67,264      116,565      141,774
                                     ----------    --------   ----------   ----------
Adjusted EBITDA                      $1,259,914    $648,649   $1,637,873   $1,284,369
                                     ==========    ========   ==========   ==========


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